UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 21, 2005

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	000-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 21, 2005, Tully’s Coffee Corporation (the “company”) executed amendments (dated for reference purposes as of June 1, 2005) to its promissory note (the “KCL Note”) and the related security agreement with Kent Central, LLC, a Washington limited liability company. The amendment extends the schedule for repayment of the promissory note to July 1, 2006 and allows the company to enter into the Northrim credit facility described below. The amendment to the KCL Note is attached to this Current Report as Exhibit 10.1 and the amendment to the related security agreement is attached to this Current Report as Exhibit 10.2. The guarantors of the KCL Note provided their consent to these amendments, and also agreed to modify the formula for warrant compensation to the guarantors, which will reduce the number of warrants issuable to the guarantors commencing as of April 1, 2005. The amendment to the guarantor agreement (dated for reference purposes as of May 13, 2005) is attached to this Current Report as Exhibit 10.3.

On June 22, 2005, the company entered into a new secured credit facility with Northrim Funding Services, a division of Northrim Bank (“Northrim”), dated for reference purposes as of May 4, 2005 (the “Northrim Facility”). The Northrim Facility provides a credit facility of up to $3,000,000, subject to the amount of eligible accounts receivable. The initial term of the agreement is twelve months, unless terminated earlier by either party. Borrowings under this facility bear interest at the prime rate plus five percent and are secured by the company’s inventories and the assignment, with recourse, of the company’s accounts receivable. Kent Central LLC and the guarantors of the KCL note have executed subordination agreements in favor of Northrim. The Northrim credit facility agreement and security agreement are furnished as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K. On June 24, 2005, the company borrowed $500,000 from Northrim and repaid $225,000 to Kent Central LLC, which reduced the KCL Note balance to $1,300,000.

On June 23, 2005, the company issued a press release relating to the financing activities described above, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

Information regarding our secured credit facility with Northrim is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
10.1	Amendment No. 4 to Promissory Note between Kent Central, LLC and Tully’s Coffee Corporation dated June 1, 2005.

10.2	Amendment No. 3 to General Security Agreement between Kent Central, LLC and Tully’s Coffee Corporation dated June 1, 2005.

10.3	First Amendment to Agreement Between Tully’s Coffee and Guarantors Re Kent Central Financing dated May 13, 2005.

10.4	Contract of Sale & Security Agreement between Tully’s Coffee Corporation and Northrim Funding Services dated May 4, 2005

10.5	Inventory Security Agreement between Tully’s Coffee Corporation and Northrim Funding Services dated May 4, 2005

99.1	Press Release issued by Tully’s Coffee Corporation on June 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: June 24, 2005	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 4 to Promissory Note between Kent Central, LLC and Tully’s Coffee Corporation dated June 1, 2005.

10.2	Amendment No. 3 to General Security Agreement between Kent Central, LLC and Tully’s Coffee Corporation dated June 1, 2005.

10.3	First Amendment to Agreement Between Tully’s Coffee and Guarantors Re Kent Central Financing dated May 13, 2005.

10.4	Contract of Sale & Security Agreement between Tully’s Coffee Corporation and Northrim Funding Services dated May 4, 2005

10.5	Inventory Security Agreement between Tully’s Coffee Corporation and Northrim Funding Services dated May 4, 2005

99.1	Press Release issued by Tully’s Coffee Corporation on June 23, 2005.